PGIM INVESTMENTS | Bringing you the investment managers of Prudential Financial, Inc.
PGIM QMA Stock Index Fund
formerly, Prudential QMA Stock Index Fund

A: PSIAX	C: PSICX	I: PDSIX	Z: PSIFX	R6†: PQSIX
SUMMARY PROSPECTUS  |  November 28, 2017 (as reissued June __, 2018) (as reissued June 11, 2018)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.pgiminvestments.com/prospectus. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@pgim.com. The Fund’s Prospectus and SAI, both dated November 28, 2017, as supplemented and amended from time to time, and the Fund's most recent shareholder report, dated September 30, 2017, are all incorporated by reference into (legally made a part of) this Summary Prospectus.
INVESTMENT OBJECTIVE
The investment objective of the Fund is to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $250,000 or more in shares of the Fund or other funds in the PGIM Funds family. More information about these discounts as well as other waivers or discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 19 of the Fund's Prospectus, Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries on page 40 of the Fund's Prospectus and in Rights of Accumulation on page 41 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Z	Class R6†
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00%	1.00%	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None
Redemption fee	None	None	None	None	None
Exchange fee	None	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	None	None*	None
*Direct Transfer Agent accounts holding under $10,000 of Class Z shares are subject to the $15 fee.
†Formerly known as Class Q.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Z	Class R6(1)
Management fees	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and service (12b-1) fees	0.30%	1.00%	None	None	None
Transfer agent fees	0.12%	0.05%	0.07%	0.13%	0.01%
Other expenses(2)	0.03%	0.05%	0.03%	0.03%	1.62%
Total annual Fund operating expenses	0.60%	1.25%	0.25%	0.31%	1.78%
Fee waiver and/or expense reimbursement	(0.07)%	(0.07)%	(0.07)%	(0.07)%	(1.60)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(3)	0.53%	1.18%	0.18%	0.24%	0.18%
(1) Formerly known as Class Q.
(2) Other expenses are based on estimates.
(3) PGIM Investments LLC (PGIM Investments) has contractually agreed through January 31, 2019 to waive a portion of its management fee so that the effective management fee for the Fund will be 0.08% of the average daily net assets of the Fund. This waiver may not be terminated prior to January 31, 2019 without the prior approval of the Fund’s Board of Trustees. Separately, PGIM Investments has contractually agreed, through January 31, 2020, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to
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the extent that such fees cause the Total Annual Fund Operating Expenses to exceed 0.18% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This expense limitation may not be terminated prior to January 31, 2020 without the prior approval of the Fund's Board of Trustees.

Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$377	$504	$642	$1,044	$377	$504	$642	$1,044
Class C	$220	$390	$680	$1,505	$120	$390	$680	$1,505
Class I	$18	$73	$134	$311	$18	$73	$134	$311
Class Z	$25	$93	$167	$386	$25	$93	$167	$386
Class R6†	$18	$404	$814	$1,962	$18	$404	$814	$1,962
†Formerly known as Class Q.
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund intends under normal circumstances to invest over 80% of its investable assets in securities included in the S&P 500 Index in approximately the same proportions as those of the S&P 500 Index. The term “investable assets” in this Prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.
The Fund employs a “passively managed”—or index—investment approach. The Fund’s subadviser generally aims to hold the same mix of stocks as is held in the S&P 500 Index. The S&P 500 Index is an unmanaged, market-weighted index of over 500 stocks selected by Standard & Poor's Corporation (S&P) on the basis of their market size, liquidity and industry group representation. The S&P 500 Index is widely regarded as representative of the performance of the larger companies in the US stock market as a whole.
The Fund’s subadviser attempts to trade a security within a reasonable time when it has been added or removed from the S&P 500 Index. The Fund may use various investment techniques, including derivatives such as stock index futures to equitize cash and enhance portfolio liquidity.
Principal Risks. All investments have risks to some degree. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Large Capitalization Company Risk. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.
Index Investment Approach Risk. Since the Fund is passively managed, assets are not allocated from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline.
Economic and market events risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Performance. The following bar chart shows the Fund's performance for Class A shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the average annual returns of each of the Fund’s share classes and also compares the Fund’s performance with the average annual total returns of an index or other benchmark and a group of similar mutual funds. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.pgiminvestments.com.

Best Quarter	Worst Quarter
15.82%	-21.88%
2nd Quarter 2009	4th Quarter 2008

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the waiver of a portion of the management fee (in effect since June 1, 2007), the annual total returns would have been lower, too. The total return for Class A shares from January 1, 2017 to September 30, 2017 was 13.79%.
Average Annual Total Returns % (including sales charges) (as of 12-31-16)
Return Before Taxes	One Year	Five Years	Ten Years
Class C shares	9.66%	13.36%	5.74%
Class I shares	11.72%	14.47%	6.83%
Class Z shares	11.68%	14.40%	6.77%
Class R6 shares†*	N/A	N/A	N/A

Class A Shares % (including sales charges)
Return Before Taxes	7.74%	13.33%	6.11%
Return After Taxes on Distributions	6.86%	12.49%	5.56%
Return After Taxes on Distribution and Sale of Fund Shares	5.12%	10.63%	4.86%
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.
†Formerly known as Class Q shares.
*Average annual total returns are not shown for Class R6 shares, because Class R6 shares are new. Performance for Class R6 shares will be included after Class R6 shares have been in existence for a full calendar year.
Index % (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	11.94%	14.65%	6.94%

Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper S&P 500 Index Funds Average	11.36%	14.06%	6.39%
MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
PGIM Investments LLC	Quantitative Management Associates LLC	John W. Moschberger, MBA, CFA	Managing Director	November 1992
		Edward Louie, MBA	Portfolio Manager	November 2016
		Edward Lithgow, MBA	Vice President and Portfolio Manager	November 2016

BUYING AND SELLING FUND SHARES
	Class A*	Class C*	Class I	Class Z*	Class R6†
Minimum initial investment	$2,500	$2,500	None	Institutions: $5 million Group Retirement Plans: None	Institutions: $5 million Group Retirement Plans: None
Minimum subsequent investment	$100	$100	None	None	None
* Certain share classes were generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Certain Share Classes to New Group Retirement Plans” in the Prospectus for more information.
†Formerly known as Class Q shares.
For Class A and Class C shares, the minimum initial investment for retirement accounts and custodial accounts for minors is $1,000 and the minimum subsequent investment is $100. For Class A and Class C shares, the minimum initial and subsequent investment for Automatic Investment Plan purchases is $50. Class I and Class R6 shares are generally not available for purchase by individuals. Class Z shares may be purchased by certain individuals, subject to minimum investment and/or other requirements. Please see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Qualifying for Class I Shares,” “—Qualifying for Class Z Shares,” and “—Qualifying for Class R6 Shares” in the Prospectus for purchase eligibility requirements.
Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.

Notes

Notes

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.pgiminvestments.com
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